                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

          Each of the undersigned officers and/or directors of Immune Response, Inc., a Colorado corporation (the "Company"), hereby appoints William J. Post or William J. Kelly, Jr. as the undersigned's attorneys or any one of them individually as the undersigned's attorney, in his name and on his behalf, and in any and all capacities stated below, to sign and to cause to be filed with the Securities and Exchange Commission the Company's registration statement on Form SB-2 (the "Registration Statement") to register under the Securities Act of 1933, as amended, the sale by certain shareholders of the Company of up to 5,455,385 shares of common stock, $.0001 par value, of the Company and any and all amendments, including post-effective amendments, to the Registration Statement, hereby granting unto such attorney-in-fact, full power and authority to do and perform in the name and on behalf of the undersigned, in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or his substitute may do by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on this 25th day of April, 2000, by the following persons in the capacities indicated.

         SIGNATURE                                 TITLE


    /S/ WILLIAM J. POST          President, Chief Executive Officer and Director
-------------------------------
      William J. Post


    /S/ DAVID B. BITTNER         Treasurer and Chief Financial Officer
-------------------------------
      David B. Bittner


    /S/ WALTER L. SEMBROWICH     Chairman of the Board
-------------------------------
  Walter L. Sembrowich, Ph.D.


    /S/ RONALD E. EIBENSTEINER   Director
-------------------------------
      Ronald E. Eibensteiner


    /S/ DAVID LUNDQUIST          Director
-------------------------------
      David Lundquist


         /S/ F. A. SALAMA        Director
-------------------------------
      Fouad A. Salama, M.D.